INVESTOR PRESENTATION MARCH 2026

FORWARD LOOKING STATEMENTS & USE OF NON-GAAP FINANCIAL MEASURES 2 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as "believe," "expect," "intend," "project," "forecast," "plan" and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: the adverse impact of any future pandemic, epidemic or outbreak of any highly infectious disease on the U.S., regional and global economies, travel, the hospitality industry, and the financial condition and results of operations of the Company and its hotels; negative developments or volatility in the economy, including, but not limited to elevated inflation and interest rates, job loss or growth trends, the imposition of trade sanctions or tariffs and any potential retaliatory responses thereto, an increase in unemployment or a decrease in corporate earnings and investment; risks associated with the lodging industry overall, including, without limitation, decreases in the frequency of travel, decreases in the demand for, or frequency of, international travel as a result of evolving global trade dynamics or otherwise, and increases in operating costs; relationships with property managers; the ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in taxes and government regulations which influence or determine wages, prices, construction procedures and costs; and other risk factors contained in the Company's filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward- looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third-party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. USE OF NON-GAAP FINANCIAL MEASURES We use the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: EBITDA, EBITDAre, Adjusted EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO. We also present Comparable Total Revenue, Comparable Room Revenues, Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with U.S. GAAP. EBITDA, EBITDAre, Adjusted EBITDA, Hotel Adjusted EBITDA, FFO, Adjusted FFO, Comparable Total Revenue, Comparable Room Revenues, Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. A detailed explanation of these non-GAAP financial measures and the reconciliation of such measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP can be found in the Company’s fourth quarter 2025 earnings press release dated February 26, 2026.

DIAMONDROCK AT A GLANCE DIVERSIFIED PROPERTIES 9,595 35 26 ROOMS GEOGRAPHIC MARKETS PROPERTIES Luxury Resort Lifestyle Resort Urban Lifestyle Urban Gateway LIFESTYLE/ RESORT URBAN Boston Ft. Worth Ft. Lauderdale Chicago Vail Sausalito Salt Lake City San Diego Key West Sonoma Burlington Phoenix Denver Destin Atlanta Huntington Beach Charleston New Orleans San Francisco Lake Tahoe Sedona New York Austin Paradise Valley/Yellowstone Marathon Minneapolis Bethesda DIVERSIFIED GEOGRAPHYDEMAND SEGMENTATIONPORTFOLIO 3 % OF 2025 MARKET EBITDA Boston 12.7% Chicago 11.9% New York City 9.0% Florida Keys 6.2% Fort Lauderdale 5.6% Vail 5.5% Fort Worth 4.6% Destin 4.5% Salt Lake City 4.2% Denver 4.1% Sausalito 3.9% Charleston 3.5% Sedona 3.5% San Diego 3.2% Sonoma 3.0% Atlanta 2.2% New Orleans 2.0% Huntington Beach 2.0% Phoenix 1.7% Austin 1.7% Burlington 1.5% Lake Tahoe 1.4% Paradise Valley/Yellowstone 0.9% Minneapolis 0.8% DC Metro 0.4% San Francisco 0.1% Total 100.0%

WHY DIAMONDROCK? “Our mission is to create outstanding long-term value for our shareholders, rewarding careers for our team members, positive experiences for our guests, and a sustainable contribution to our community.” MANAGEMENT ALIGNMENT TO DRIVE OUTPERFORMANCE ✓ Streamlined executive team in 2024, lowering annual G&A by $3MM, or 10% ✓ Integrated Operations and Investments teams, under leadership of President/COO ✓ Adjusted performance-based compensation to 100% TSR, focused on top decile performance 4 RELENTLESS FOCUS ON SHAREHOLDER VALUE CREATION ✓ Targeting long-term average annual “FFO/sh growth + dividend yield” 100-200bps above peers ✓ Embedded dividend growth over the next several years ✓ Releasing untapped or underappreciated value and cash flow at the hotel and corporate level PRUDENT CAPITAL ALLOCATION ✓ Repurchased $37MM common shares in 2025 at a ~10% implied capitalization rate ✓ Cancelled or changed scope of ROI investments that did not meet return thresholds ✓ Optimizing renovation cycles where appropriate ✓ Recycling low free cash flow (FCF) yielding assets into high FCF yielding investments LAKE AUSTIN SPA RESORT HENDERSON BEACH RESORT

5 • Outsized Free Cash Flow Per Share Growth Over the Medium and Long Term vs. Peers • ~32% Lower Cap Ex Per Key Spent vs. Peers Over Trailing 5 Years, ~19% Lower Over Trailing 10 Years • Optimizing Renovation Cycles and Scopes Across Portfolio • Anticipated Capital Spend Incrementally Important In Capital Recycling Decisions “A long-term commercial real estate investor should have a relentless focus on growing Free Cash Flow per share.” Source: Company documents, FactSet, Peers defined as: HST, PK, XHR, PEB, SHO FCF PER SHARE GROWTH OUTPERFORMANCE DRIVING TOTAL SHAREHOLDER RETURNS DIAMONDROCK 2023-25 FCF/SH CAGR +10.6% T3-YR TSR PREMIUM VS. PEERS +1400BPS PREMIUM VS. PEERS +350BPS

BENEFITS OF A PREDOMINANTLY THIRD-PARTY MANAGED PORTFOLIO 6 ✓ Greater control over expenses, Cap Ex, and cash ✓ Contracts are short term and generally terminable at will ✓ Decision-making catered to each hotel’s unique needs ✓ Flexibility around distribution channels and service providers ✓ Ability to quickly test/implement profit enhancing technologies ✓ Driven to be at the forefront of harnessing AI to attract guests and improve efficiencies % OF THIRD-PARTY MANAGED ROOMS Source: Company documents, CoStar EBITDA PER KEY DIFFERENTIAL VALUATION PREMIUM: UNENCUMBERED VS. ENCUMBERED HOTELS 15% TO 20%

PROJECTS ARE SCHEDULED THROUGH 2030 Minimizes Earnings Disruption, Reduces Costs, Enhances Execution CAPITAL EXPENDITURES: PREPARATION FOR SUCCESS 7 STABLE ANNUAL CAP EX SPEND = PREDICTABLE CASH FLOW MAXIMIZES SHAREHOLDER RETURNS 0% 2% 4% 6% 8% 10% $0 $25 $50 $75 $100 $125 $150 2014-19 Avg. 2022 2023 2024 2025 2026 2027 2028 2029 2030 7-9% OF REVENUE SCHEDULED TO BE SPENT ANNUALLY “Failing to plan is planning to fail” – Alan Lakein

CAPITAL RECYCLING VALUE CREATION EXAMPLE POTENTIAL DISPOSITION CHARACTERISTICS POTENTIAL ACQUISITION CHARACTERISTICS POTENTIAL NET PORTFOLIO BENEFITS • Lower FCF yielding asset • Minimal return on incremental Cap Ex • Unfavorable ground lease • Higher cost operating environment • Deteriorating market fundamentals • Higher FCF yielding asset • Lower Cap Ex requirement • Fee simple interest • Lower cost operating environment • Recovering or stable market • Depth of ROI investment opportunities • Accelerating FFO/sh & FCF/sh growth • Earned/implied multiple expansion • Cap Ex aligned with return expectations • Portfolio better positioned to drive continued RevPAR index gains ~$8MM of FCF Implies $0.80/sh Value Creation 2024-2025 CAPITAL RECYCLING 8.2% cap rate (minimal Cap Ex) Invested: AC Minneapolis $30MM Invested: Share Repurchases $63MM Invested: Sedona ROI Project $25MM ~10% cap rate 10%+ yield on cost Sold: Westin DC $92MM 7% Cap Rate <5% FCF Yield 8 DISPOSITION LOWEST FCF ACQUISITION INCREMENTAL PROCEEDS ($MM) YIELD AVG. FCF YIELD FCF ($MM) 100 2.7% 6.5% 3.8 150 2.7% 6.5% 5.7 200 2.7% 6.5% 7.6 250 2.7% 6.5% 9.5 300 2.7% 6.5% 11.4

THE LODGE AT SONOMA RESORT23 Hotels 4,348 Keys 56% of Portfolio by Revenue 12 Independent Hotels 100% Unencumbered by Management WELL-POSITIONED: LEISURE AS A LONG-TERM SECULAR DRIVER LUXURY & LIFESTYLE RESORTS URBAN LIFESTYLE HOTELS KEY WEST, FL THE HYTHE, A LUXURY COLLECTION HOTEL HAVANA CABANA PHOENIX, AZ SAN FRANCISCO, CA DENVER, CO BOSTON, MANEW ORLEANS, LA CHARLESTON, SC BURLINGTON, VT CHICAGO, IL KIMPTON SHOREBREAK RESORT HUNTINGTON BEACH, CA SONOMA, CA SAUSALITO, CA VAIL, CO DESTIN, FL FORT LAUDERDALE, FL FORT LAUDERDALE, FL KEY WEST, FL HENDERSON PARK INN MARGARITAVILLE BEACH HOUSE LAKE TAHOE, CA 9 THE LANDING RESORT AND SPA AUSTIN, TX LAKE AUSTIN SPA RESORT PRAY, MT CHICO HOT SPRINGSTRANQUILITY BAY RESORT MARATHON, FL CAVALLO POINTL’AUBERGE DE SEDONA DESTIN, FL SEDONA, AZ WESTIN FORT LAUDERDALE BEACH RESORT HENDERSON BEACH RESORT KIMPTON SHOREBREAK FT. LAUDERDALE BEACH RESORT HOTEL EMBLEM HOTEL CLIO, A LUXURY COLLECTION HOTEL THE GWEN, A LUXURY COLLECTION HOTELHOTEL PALOMAR PHOENIX BOURBON ORLEANS HOTEL THE LINDY CHARLESTON HISTORIC DISTRICTTHE DAGNY HOTEL CHAMPLAIN

RESILIENCE OF LEISURE TRAVEL 10 Per CBRE, population growth in heaviest traveling segments (Millennials & Baby Boomers) with more flexibility, money, and desire for more experiences should lead to more leisure travel. 60.8 62.3 71.5 90.4 Family Formation/Millennials (25-39) Active Retirement/Baby Boomers (55-79) 2010 2030 U.S. Population by Age Segment Over Time (in MM) Peak Travel Years EXTRAORDINARY LEISURE DEMAND= 4.4 Days Per Week 2019 Days Per Week in Office of an Average U.S. Office Worker 3.4 Days Per Week Post-Pandemic Days Per Week in Office of an Average U.S. Office Worker 2.7B Incremental Days of Locational Flexibility Upside Opportunity with Locational Flexibility Source: CBRE Hotels Research MORE PEOPLE MORE FLEXIBILITY Long Term Shift In Spending on Experiences Over Goods Spend on Goods Spend on Food Service/Hotels Source: Federal Reserve Bank of St. Louis MORE EXPERIENTIAL SPENDING

WELL-POSITIONED: GROUP AND URBAN DEMAND RECOVERY 11 AC MINNEAPOLIS DOWNTOWN COURTYARD MANHATTAN/FIFTH AVENUECOURTYARD DENVER DOWNTOWN 5 Hotels 1,214 Keys 10% of Portfolio by Revenue 100% Unencumbered by Management 5 Hotels 3,443 Keys 31% of Portfolio by Revenue Strong Convention Markets 2 Hotels, 590 Keys 3% of Portfolio by Revenue 100% Unencumbered by Management THE WORTHINGTON SALT LAKE CITY MARRIOTT DOWNTOWN EMBASSY SUITES BETHESDAATLANTA MARRIOTT ALPHARETTA URBAN GROUP HOTELS URBAN LIMITED-SERVICE HOTELS SUBURBAN HOTELS CHICAGO, ILSAN DIEGO, CA BETHESDA, MDATLANTA, GA NEW YORK, NYMINNEAPOLIS, MNDENVER, CO NEW YORK, NY BOSTON, MA FORT WORTH, TX SALT LAKE CITY, UT CHICAGO MARRIOTT MAGNIFICIENT MILEWESTIN SAN DIEGO BAYVIEW WESTIN BOSTON SEAPORT NEW YORK, NY HILTON GARDEN INN TIMES SQUARE CENTRALCOURTYARD MANHATTAN/MIDTOWN EAST

2025 OPERATING HIGHLIGHTS KEY TAKEAWAYS KIMPTON HOTEL PALOMAR PHOENIX • Repurchased 4.8 million shares at an average price of $7.72 per share • Executed at an implied ~10% cap rate • Redeemed 8.250% Series A Cumulative Redeemable Preferred Stock • Invested $81.6MM in capital improvements at our hotels, including: • Renovation/integration of The Cliffs at L’Auberge into L’Auberge de Sedona • Room renovations at the Hilton Garden Inn Times Square & Kimpton Hotel Palomar Phoenix • Refinanced, upsized, and extended maturities under our senior unsecured credit facility • $1.5B credit facility, up from $1.2B • $400MM undrawn revolver and three term loans maturing 2029-2031, with extensions • Term loans are prepayable at any time without prepayment penalty 2025 COMPARABLE TOTAL REVPAR, ADJ. EBITDA, ADJ. FFO/SH EXCEEDED GUIDANCE +0.4% +1.1% +3.8% RevPAR Change Hotel EBITDA Change Adjusted FFO/sh Change +1.2% TRevPAR Change URBAN RESORTS (3.2%) +2.4%+2.1% REVPAR TREVPAR vs. 2024vs. 2024 REVPAR TREVPAR vs. 2024 vs. 2024 12Note: Effective January 1, 2025, the Company excludes share-based compensation from its calculation of Adjusted FFO. Amounts reported for 2024 have been adjusted to reflect the current year presentation. (0.8%)

2026 GUIDANCE & ASSUMPTIONS ASSUMPTIONS Cash Corporate Expenses $25.0MM to $26.0MM Cash Interest Expense $57.5MM to $58.5MM Interest Income $2.0MM to $3.0MM Weighted Average Shares 208.0MM 2026 GUIDANCE 13 METRIC 2025 2026 LOW 2026 HIGH 2026 MIDPOINT Comparable RevPAR Growth 0.4% 1.0% 3.0% 2.0% Comparable Total RevPAR Growth 1.2% 1.25% 3.25% 2.25% Adjusted EBITDA $297.6MM $287MM $302MM $294.5MM Adjusted FFO $227.0MM $227MM $242MM $234.5MM Adjusted FFO per Share $1.08 $1.09 $1.16 $1.13

2026 INDUSTRY AND DIAMONDROCK SPECIFIC TAILWINDS DRH’S FIFA WORLD CUP EBITDA EXPOSURE LIBERATION DAY COMP HOLIDAY CALENDAR GOV’T SHUTDOWN COMP L’AUBERGE DE SEDONAPREFERRED STOCK REDEMPTIONINDUSTRY TAILWINDS 14 No. CA 7% Boston 13% NYC 9% Atlanta 2% Ft. Lauderdale 6% In DRH Markets: 55% of Group Stage U.S. games 55% of Round 16-32 U.S. games 67% of Quarter/Semifinal games 100% of Bronze/Final games ▪ 12/31/2025 Redemption of 8.250% Series A Cumulative Redeemable Preferred Stock ▪ $121.5MM cash on hand utilized ▪ $0.03 FFO per share (net) tailwind in 2026 ▪ Redemption in line with capital allocation strategy ▪ 2026 group revenue pace +15% with Q2-4 +50% ▪ ~50bp 2026 RevPAR tailwind ▪ 10%+ Yield on Cost at Stabilization ▪ Flat, with room nights down, rates up ▪ Six hotels account for 2/3 of group revenues on the books ▪ Tentatives and prospects are up ~10% versus STLY 2026 GROUP REVENUE PACE Ft. Worth 5%

2025 KEY ROI PROJECT: L’AUBERGE DE SEDONA 15 INTEGRATION OF THE CLIFFS INTO L’AUBERGE DE SEDONA • New cliffside pool, bar, and event space with some of the best views of Sedona’s red rocks • Significant rate opportunity • Q4 2025 RevPAR +15%, EBITDA +25% • Total Cost: $25MM • Stabilized Yield on Cost: 10%+ • Completed: Q3 2025

VALUE CREATION OPPORTUNITIES & POTENTIAL LONG-TERM ROI PROJECTS Courtyard Denver Downtown The Westin Boston Seaport District Exploring Adding More Waterfront Guest Rooms Franchise Expiration in 2027 Potential Upbranding & Expansion Franchise Expiration in 2026 Value Creation Opportunity Currently 37 Rooms Entitled for 135 Ocean-Front UnitsExploring Adding 11 Keys Franchise Expired in 2025 Value Creation Opportunity Exploring Adding New Cabins Exploring Spa and Meeting Space Expansion 16

Term Loan 2 $300MM $0 $200 $400 $600 $800 2026 2027 2028 2029 2030 2031 Term Loan 1 $500MM Term Loan 3 $300MM Revolver 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x HST DRH APLE RHP SHO CLDT XHR PK RLJ PEB INN BALANCE SHEET: SIMPLE, CONSERVATIVE, & POSITIONED FOR GROWTH 17 High LeverageLow Leverage RELATIVELY LOW LEVERAGE & NO NEAR-TERM MATURITIES • Amended revolving credit facility in July 2025 • Upsized to $1.5B, from $1.2B • Earliest debt maturity, inclusive of extensions, is January 2029 • All DRH debt is unsecured and prepayable at any time without prepayment penalty • 30/70 fixed to floating, inclusive of swaps, an advantage in a declining rate environment • No preferred equity outstanding, no joint ventures, no mortgage debt • Weighted average interest rate of 5.0% as of 12/31/2025 Source: Company documents, FactSet consensus Note: Units in millions. Reflects one year extension options on Term Loans 1 & 3 and Revolver 2026 NET DEBT + PREFERRED / EBITDA DEBT MATURITY SCHEDULE

NEGLIGIBLE NEW SUPPLY FOR SEVERAL YEARS 18 28 OF 35 HOTELS HAVE NO POTENTIAL COMPETITIVE NEW SUPPLY OPENING IN 2026 Supply defined as under construction hotels opening 2026-2028 in STR classes +/- one to DRH hotels within radius of competitive set. Markets sized by 2025 EBITDA. No Supply Growth 1-5% Growth 5-10% Growth >10% Growth Sonoma Lake Tahoe Sausalito San Francisco Huntington Beach San Diego Phoenix Sedona Salt Lake City Paradise Valley/Yellowstone Minneapolis Chicago Atlanta Destin New Orleans FL Keys Ft. Lauderdale Charleston Bethesda Boston Burlington NYC Denver Austin Ft. Worth Vail

CORPORATE RESPONSIBILITY ACCOMPLISHMENTS GRESB ANNUAL RESULTS VS PEER GROUP 2025 DRH GRESB SCORE & RECOGNITION FIVE CONSECUTIVE YEARS AS SECTOR LEADER GRESB REAL ESTATE ASSESSMENT • Ranked 3rd in Americas and 5th Worldwide for GRESB Score within Hotels/Listed • Top 20% GRESB Score among 95 U.S. Listed Companies GRESB PUBLIC DISCLOSURE • Perfect score – 100 – 1st of 10 companies • Ranked 1st within the U.S. Hotels with a score of “A” compared to the Peer Group Average of “B” and the GRESB Global Average of “B” ISS ESG RANKINGS 3ENVIRONMENTAL 3SOCIAL 1GOVERNANCE As of December 2025 NAREIT AWARD • Received NAREIT’s 2024 Leader in the Light Award 19 2017 2018 2019 2020 2021 2022 2023 2024 2025 DRH GRESB Score 53 75 81 84 86 82 85 86 86 Peer Score Average 57 58 69 69 72 65 77 80 75 Index to Peer Score Avg 93% 129% 117% 122% 119% 126% 110% 108% 115%

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